UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2025
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Monroe Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 258-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 31, 2025, Monroe Capital Corporation (the “Company”) entered into a new investment advisory agreement (the “New Advisory Agreement”) with Monroe Capital BDC Advisors, LLC (the “Adviser”), the external investment adviser to the Company. The New Advisory Agreement, which was approved by the Company’s stockholders at a meeting of stockholders held on February 21, 2025, was entered into in connection with the termination of the former investment advisory agreement between the Company and the Adviser, dated November 4, 2019 (the “Original Advisory Agreement”), which terminated automatically in accordance with its terms as a result of a change of control of the Adviser (the “Transaction”), pursuant to which Momentum US Bidco LLC, an affiliate of Wendel SE, acquired 75% of the outstanding equity interest of certain affiliates of Monroe Capital LLC, including but not limited to the Adviser, Monroe Capital Management Advisors, LLC, and Monroe Capital Intermediate Holdings, LLC (the parent of the Adviser) (any such affiliate collectively, “Monroe”).
There are no changes to the terms, including the fee structure and services to be provided, of the Original Advisory Agreement in the New Advisory Agreement, other than the date and term of the New Advisory Agreement as compared to the Original Advisory Agreement.
The foregoing description of the New Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Advisory Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On March 31, 2025, Monroe issued a press release announcing the closing of the Transaction pursuant to which Momentum US Bidco LLC, an affiliate of Wendel SE acquired 75% of the outstanding equity interest of Monroe.
Pursuant to the terms of the Transaction, the Adviser will continue to operate independently and serve as the external investment adviser to the Company with the current leadership and investment teams remaining in place. The full text of the press release issued by Monroe is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference; provided, however, that information contained on any website referenced in Exhibit 99.1 is not incorporated by reference into this communication.
The information disclosed under this Item 7.01, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
10.1	Second Amended and Restated Investment Advisory and Management Agreement by and between Monroe Capital Corporation and Monroe Capital BDC Advisors, LLC, dated March 31, 2025.
99.1	Press Release, dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

Date: March 31, 2025	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer